UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-23831

Fidelity Multi-Strategy Credit Fund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2026

Item 1.

Reports to Stockholders

010 - Annual Front Cover Html

Fidelity® Multi-Strategy Credit Fund

Annual Report
June 30, 2026

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
TRUSTEES AND OFFICERS
Shareholder Expense Example
Distribution Reinvestment Plan
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-817-474-1001 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended June 30, 2026	Past 1 year	Life of Fund A
Class A (incl. 5.75% sales charge)	1.04%	5.84%
Class C (incl. contingent deferred sales charge)	5.41%	7.07%
Class I	7.48%	8.14%
Class L (incl. 4.25% sales charge)	2.40%	6.12%

A   From May 19, 2023
Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Multi-Strategy Credit Fund - Class A, a class of the fund, on May 19, 2023, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the  performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Most risk assets gained for the 12 months ending June 30, 2026, as global economic growth, moderating inflation across several markets and accommodative monetary policy earlier in the period outweighed later-period geopolitical uncertainty and renewed inflation pressures.
Comments from the Multi-Strategy Credit Fund investment team:
Against this backdrop, the largest contributor to the fund's performance versus the benchmark Multi-Strategy Credit Composite Index for the fiscal year was a non-Composite allocation to convertibles. A significant allocation to private credit - representing 43% of fund assets, on average - also helped, as did security selection in leveraged loans and positioning in high-yield bonds. Conversely, picks in preferred stock modestly detracted.  Within IG bonds by industry, our picks in the technology & electronics group helped the most by far.  Among individual securities, a non-Composite stake in bonds issued by telecommunications firm EchoStar (+169%) was the top contributor to performance versus the benchmark. In contrast, picks in the retail, services and consumer goods groups each slightly detracted from relative performance. An out-of-Composite holding in Strategy Inc. (-10%) was the biggest individual detractor. During the period, the fund reduced its exposure to private credit holdings while increasing its allocation to convertibles. Exits from private credit investments also contributed to a higher cash position.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary June 30, 2026 (Unaudited)
Top Holdings (% of Fund's net assets)

Fidelity Private Credit Fund Class I	35.9
JPMorgan Chase & Co	1.6
Energy Transfer LP	1.5
Strategy Inc Series A, 10%	1.0
TransDigm Inc	1.0
Sunoco LP	0.9
Enbridge Inc	0.7
Altice France SA	0.5
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC	0.5
CCO Holdings LLC / CCO Holdings Capital Corp	0.5
44.1

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments June 30, 2026
Showing Percentage of Net Assets

Alternative Funds - 35.9%
	Shares	Value ($)
Fidelity Private Credit Fund Class I (m)(n) (Cost $21,841,343)	857,087	21,188,984

Bank Loan Obligations - 3.4%
	Principal Amount (a)	Value ($)
FINLAND - 0.1%
Materials - 0.1%
Paper & Forest Products - 0.1%
Ahlstrom Holding 3 Oy Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.2438% 5/23/2030 (d)(e)(f)	49,502	49,213
SWEDEN - 0.1%
Industrials - 0.1%
Commercial Services & Supplies - 0.1%
Anticimex Global AB Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 6.41% 11/17/2031 (d)(e)(f)	37,976	38,010
UNITED KINGDOM - 0.5%
Communication Services - 0.2%
Entertainment - 0.2%
Crown Finance US Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.1136% 12/2/2031 (d)(e)(f)	123,131	123,285
Consumer Discretionary - 0.3%
Hotels, Restaurants & Leisure - 0.3%
City Football Group Ltd Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 6.925% 7/18/2030 (d)(e)(f)	165,965	165,136
TOTAL UNITED KINGDOM		288,421
UNITED STATES - 2.7%
Communication Services - 0.0%
Media - 0.0%
CMG Media Corp Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 3.5%, 7.3322% 6/18/2029 (d)(e)(f)	54,306	48,936
Consumer Discretionary - 0.6%
Automobile Components - 0.1%
Power Stop LLC 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.2634% 1/26/2029 (d)(e)(f)	68,372	63,048
Broadline Retail - 0.3%
Great Outdoors Group LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 6.8939% 1/23/2032 (d)(e)(f)	193,201	193,685
Household Durables - 0.1%
TGP Holdings III LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 6.9939% 6/29/2028 (d)(e)(f)	44,952	42,280
Specialty Retail - 0.1%
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.5018% 6/6/2031 (d)(e)(f)	56,862	47,510
TOTAL CONSUMER DISCRETIONARY		346,523
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
C&S Wholesale Grocers Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5%, 8.7322% 9/20/2030 (d)(e)(f)	34,738	33,305
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
New Fortress Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index x 5.5%, 0% (d)(e)(f)(g)	184,225	108,540
Financials - 0.4%
Financial Services - 0.2%
Nexus Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.1439% 7/31/2031 (d)(e)(f)	108,353	104,241
Insurance - 0.2%
Alera Group Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.3939% 5/28/2032 (d)(e)(f)	4,963	4,708
Amynta Agency Borrower Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.1439% 12/29/2031 (d)(e)(f)	129,027	127,127
		131,835
TOTAL FINANCIALS		236,076
Health Care - 0.2%
Health Care Equipment & Supplies - 0.0%
Bausch + Lomb Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.3939% 1/15/2031 (d)(e)(f)	4,963	4,969
Pharmaceuticals - 0.2%
1261229 BC Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 6.25%, 9.8939% 10/8/2030 (d)(e)(f)	99,000	95,890
TOTAL HEALTH CARE		100,859
Industrials - 0.3%
Commercial Services & Supplies - 0.3%
Brand Industrial Services Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.1632% 8/1/2030 (d)(e)(f)	4,888	3,811
CSC ServiceWorks East LLC Tranche EXCHANGE FLSO TL 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.9277% 9/4/2030 (d)(e)(f)	168,251	126,010
CSC ServiceWorks East LLC Tranche INITIAL FL1O 1LN, term loan CME Term SOFR 1 month Index + 5.43%, 9.0961% 9/4/2030 (d)(e)(f)	28,938	29,657
TOTAL INDUSTRIALS		159,478
Information Technology - 0.9%
Software - 0.9%
Applied Systems Inc 2LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.2322% 2/23/2032 (d)(e)(f)	5,000	4,923
Avalara Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.5%, 6.2322% 3/29/2032 (d)(e)(f)	49,501	47,311
Dayforce Bidco LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 6.6634% 2/4/2033 (d)(e)(f)	25,000	22,715
Dcert Buyer Inc Tranche B 2LN, term loan CME Term SOFR 1 month Index + 7%, 10.6439% 2/19/2029 (d)(e)(f)	30,000	24,844
EP Purchaser LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.2803% 11/6/2028 (d)(e)(f)	233,417	149,153
KnowBe4 Inc 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.4134% 7/26/2032 (d)(e)(f)	4,975	3,856
Modena Buyer LLC 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 7.9134% 7/1/2031 (d)(e)(f)	98,500	90,792
Polaris Newco LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.925% 6/2/2028 (d)(e)(f)	107,738	93,203
Rackspace Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.5035% 5/15/2028 (d)(e)(f)	79,790	72,200
TOTAL INFORMATION TECHNOLOGY		508,997
Materials - 0.1%
Chemicals - 0.1%
M2S Group Intermediate Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 8.4134% 8/25/2031 (d)(e)(f)	80,690	79,934
TOTAL UNITED STATES		1,622,648
TOTAL BANK LOAN OBLIGATIONS (Cost $2,030,402)		1,998,292

Commercial Mortgage Securities - 0.2%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.2%
Hilton USA Trust Series 2016-HHV Class E, 4.1935% 11/5/2038 (e)(i) (Cost $91,939)	100,000	99,509

Common Stocks - 0.4%
	Shares	Value ($)
FRANCE - 0.1%
Communication Services - 0.1%
Media - 0.1%
Altice France Holding SA (c)	4,741	87,323
UNITED STATES - 0.3%
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
Burlington Stores Inc (b)	79	25,027
Industrials - 0.0%
Commercial Services & Supplies - 0.0%
GEO Group Inc/The (b)	354	10,461
Information Technology - 0.3%
Technology Hardware, Storage & Peripherals - 0.3%
Seagate Technology Holdings PLC	141	136,065
TOTAL UNITED STATES		171,553
TOTAL COMMON STOCKS (Cost $254,983)		258,876

Convertible Corporate Bonds - 10.7%
	Principal Amount (a)	Value ($)
AUSTRALIA - 0.2%
Information Technology - 0.2%
Software - 0.2%
IREN Ltd 0% 7/1/2031 (i)(j)	31,000	26,924
IREN Ltd 0.25% 6/1/2032 (i)	30,000	32,910
IREN Ltd 1% 12/1/2033 (i)	45,000	39,060

TOTAL AUSTRALIA		98,894
CAMEROON - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Golar LNG Ltd 2.75% 12/15/2030 (i)	30,000	34,152
CANADA - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Almonty Industries Inc 2.25% 7/1/2031 (i)	40,000	42,600
INDIA - 0.0%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
MakeMyTrip Ltd 0% 7/1/2030 (j)	33,000	29,931
MONACO - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Scorpio Tankers Inc 1.75% 4/15/2031 (i)	120,000	118,884
SWITZERLAND - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
CRISPR Therapeutics AG 1.7308% 3/1/2031 (i)	16,000	16,929
UNITED STATES - 10.2%
Communication Services - 1.0%
Diversified Telecommunication Services - 0.1%
Bandwidth Inc 0% 7/1/2032 (i)(j)	86,000	98,427
Entertainment - 0.6%
Liberty Media Corp-Liberty Formula One 2.25% 8/15/2027	65,000	80,502
Live Nation Entertainment Inc 2.875% 1/15/2030	50,000	59,675
Live Nation Entertainment Inc 2.875% 10/15/2031 (i)	173,000	190,629
		330,806
Interactive Media & Services - 0.0%
Snap Inc 0.5% 5/1/2030	20,000	16,270
Media - 0.3%
EchoStar Corp 3.875% 11/30/2030 pay-in-kind (e)	24,548	76,651
Sirius XM Holdings Inc 3.75% 3/15/2028	85,000	97,283
		173,934
TOTAL COMMUNICATION SERVICES		619,437
Consumer Discretionary - 1.3%
Automobile Components - 0.1%
LCI Industries 3% 3/1/2030	35,000	39,113
Automobiles - 0.3%
Lucid Group Inc 1.25% 12/15/2026 (i)	12,000	11,460
Lucid Group Inc 7% 11/1/2031 (i)	70,000	41,825
Rivian Automotive Inc 4.625% 3/15/2029	95,000	112,524
		165,809
Broadline Retail - 0.1%
Etsy Inc 1% 6/15/2030	32,000	37,094
Hotels, Restaurants & Leisure - 0.6%
Cheesecake Factory Inc/The 2% 3/15/2030	27,000	34,358
Cracker Barrel Old Country Store Inc 1.75% 9/15/2030	142,000	144,797
DoorDash Inc 0% 5/15/2030 (j)	98,000	96,530
NCL Corp Ltd 0.75% 9/15/2030 (i)	69,000	66,675
NCL Corp Ltd 1.125% 2/15/2027	25,000	24,725
		367,085
Household Durables - 0.1%
Meritage Homes Corp 1.75% 5/15/2028	32,000	32,976
Specialty Retail - 0.1%
GameStop Corp 0% 6/15/2032 (k)	75,000	75,975
TOTAL CONSUMER DISCRETIONARY		718,052
Consumer Staples - 0.3%
Food Products - 0.0%
Freshpet Inc 3% 4/1/2028	23,000	26,680
Personal Care Products - 0.3%
Oddity Finance LLC 0% 6/15/2030 (i)(k)	250,000	178,222
TOTAL CONSUMER STAPLES		204,902
Energy - 0.2%
Energy Equipment & Services - 0.1%
Atlas Energy Solutions Inc 0.5% 4/15/2031 (i)	9,000	12,083
Liberty Energy Inc 0% 3/1/2031 (i)(k)	55,000	56,568
ProPetro Holding Corp 0% 11/15/2031 (i)(k)	10,000	9,430
		78,081
Oil, Gas & Consumable Fuels - 0.1%
Centrus Energy Corp 2.25% 11/1/2030	1,000	1,980
Crescent Energy Co 2.75% 3/15/2031 (i)	30,000	29,505
Northern Oil & Gas Inc 3.625% 4/15/2029	27,000	25,801
		57,286
TOTAL ENERGY		135,367
Financials - 0.5%
Capital Markets - 0.3%
Robinhood Markets Inc 0% 10/1/2029 (i)(j)	131,000	131,075
WisdomTree Inc 4.625% 8/15/2030 (i)	20,000	23,836
		154,911
Consumer Finance - 0.0%
Upstart Holdings Inc 1% 11/15/2030	11,000	8,963
Financial Services - 0.1%
Redfin Corp 0.5% 4/1/2027	63,000	60,480
Insurance - 0.1%
Oscar Health Inc 2.25% 9/1/2030 (i)	30,000	44,154
TOTAL FINANCIALS		268,508
Health Care - 0.9%
Biotechnology - 0.3%
Alnylam Pharmaceuticals Inc 1% 9/15/2027	32,000	38,475
Bridgebio Pharma Inc 0.75% 2/1/2033 (i)	40,000	39,604
Celcuity Inc 0.25% 8/1/2032	8,000	9,091
Cogent Biosciences Inc 1.625% 11/15/2031	10,000	12,362
Cytokinetics Inc 1.75% 10/1/2031 (i)	23,000	34,444
Cytokinetics Inc 3.5% 7/1/2027	17,000	28,889
Ionis Pharmaceuticals Inc 0% 12/1/2030 (i)(k)	21,000	22,365
Revolution Medicines Inc 0.5% 5/1/2033	10,000	12,496
		197,726
Health Care Providers & Services - 0.2%
Guardant Health Inc 0% 5/15/2033 (i)(k)	31,000	46,055
Hims & Hers Health Inc 0% 6/1/2032 (i)(k)	30,000	41,814
NeoGenomics Inc 0.75% 7/1/2032 (i)	7,000	8,638
		96,507
Life Sciences Tools & Services - 0.0%
Adaptive Biotechnologies Corp 0% 7/1/2031 (i)(j)	20,000	23,229
Pharmaceuticals - 0.4%
Indivior Pharmaceuticals Inc 0.625% 3/15/2031 (i)	11,000	13,369
Ligand Pharmaceuticals Inc 0.75% 10/1/2030 (i)	21,000	35,910
Zoetis Inc 0.25% 6/15/2029 (i)	177,000	160,634
		209,913
TOTAL HEALTH CARE		527,375
Industrials - 0.9%
Aerospace & Defense - 0.2%
AeroVironment Inc 0% 7/15/2030 (k)	8,000	7,617
BWX Technologies Inc 0% 11/1/2030 (i)(j)	62,000	63,488
Voyager Technologies Inc 0.75% 11/15/2030 (i)	25,000	32,680
		103,785
Commercial Services & Supplies - 0.0%
Pitney Bowes Inc 1.5% 8/15/2030 (i)	20,000	26,900
Construction & Engineering - 0.0%
Fluor Corp 1.125% 8/15/2029	11,000	14,553
Electrical Equipment - 0.4%
Bloom Energy Corp 0% 11/15/2030 (i)(j)	10,000	18,285
Eos Energy Enterprises Inc 1.75% 12/1/2031 (i)	210,000	156,552
Sunrun Inc 4% 3/1/2030	10,000	11,819
		186,656
Ground Transportation - 0.2%
Knight-Swift Transportation Holdings Inc 1% 11/15/2031 (i)	59,000	68,676
Lyft Inc 0% 9/15/2030 (i)(k)	30,000	29,340
Uber Technologies Inc 0.875% 12/1/2028	35,000	41,860
		139,876
Professional Services - 0.1%
Parsons Corp 2.625% 3/1/2029	81,000	79,688
TOTAL INDUSTRIALS		551,458
Information Technology - 4.4%
Communications Equipment - 0.2%
Ciena Corp 0% 9/15/2031 (i)(j)	75,000	78,938
Lumentum Holdings Inc 0.375% 3/15/2032 (i)	11,000	50,737
		129,675
Electronic Equipment, Instruments & Components - 0.2%
Advanced Energy Industries Inc 0% 5/15/2031 (i)(k)	30,000	32,785
Itron Inc 0% 3/15/2032 (i)(k)	28,000	26,514
Mirion Technologies Inc 0% 10/1/2031 (i)(j)	30,000	28,236
OSI Systems Inc 0.5% 2/1/2031 (i)	60,000	56,229
		143,764
IT Services - 0.5%
Akamai Technologies Inc 0% 5/15/2030 (i)(j)	27,000	25,391
Akamai Technologies Inc 0% 5/15/2032 (i)(j)	25,000	22,984
Cloudflare Inc 0% 6/15/2030 (k)	42,000	53,130
CoreWeave Inc 1.75% 12/1/2031 (i)	61,000	72,669
DigitalOcean Holdings Inc 0% 8/15/2030 (i)(j)	14,000	57,036
Snowflake Inc 0% 10/1/2027 (k)	50,000	83,161
		314,371
Semiconductors & Semiconductor Equipment - 1.3%
Amkor Technology Inc 0% 7/15/2031 (i)(j)	30,000	35,754
MACOM Technology Solutions Holdings Inc 0% 12/15/2029 (k)	22,000	50,644
Microchip Technology Inc 0% 2/15/2030 (i)(k)	61,000	70,212
Microchip Technology Inc 0.75% 6/1/2030	125,000	137,424
MKS Inc 1.25% 6/1/2030	39,000	114,799
ON Semiconductor Corp 0% 5/1/2027 (j)	13,000	23,644
ON Semiconductor Corp 0% 5/1/2031 (i)(k)	42,000	41,748
Onto Innovation Inc 0% 6/1/2031 (i)(k)	50,000	65,920
Semtech Corp 0% 10/15/2030 (i)(j)	11,000	20,191
Semtech Corp 1.625% 11/1/2027	7,000	30,226
Synaptics Inc 0.75% 12/1/2031	34,000	50,466
Ultra Clean Holdings Inc 0% 3/15/2031 (i)(k)	16,000	30,017
Veeco Instruments Inc 2.875% 6/1/2029	14,000	37,287
Wolfspeed Inc 2.5% 6/15/2031 (i)	5,000	19,622
Wolfspeed Inc 2.5% 6/15/2031	4,000	15,697
		743,651
Software - 1.9%
BILL Holdings Inc 0% 4/1/2030 (j)	35,000	30,191
BlackLine Inc 1% 6/1/2029	30,000	27,615
Cipher Digital Inc 0% 10/1/2031 (i)(j)	13,000	22,791
CyberArk Software Ltd 0% 6/15/2030 (j)	100,000	166,195
Datadog Inc 0% 12/1/2029 (k)	55,000	78,183
Keel Infrastructure Corp 1.25% 1/15/2032 (i)	30,000	33,126
MARA Holdings Inc 0% 3/1/2030 (k)	160,000	159,920
MARA Holdings Inc 0% 8/1/2032 (i)(j)	86,000	85,940
Nutanix Inc 0.25% 10/1/2027	10,000	11,270
Progress Software Corp 3.5% 3/1/2030	10,000	9,561
Riot Platforms Inc 0.75% 1/15/2030	53,000	106,369
Rubrik Inc 0% 6/15/2030 (j)	59,000	60,239
Terawulf Inc 0% 5/1/2032 (i)(j)	86,000	127,277
Terawulf Inc 1% 9/1/2031 (i)	11,000	23,522
Tyler Technologies Inc 0.5% 7/15/2031 (i)	29,000	28,725
Uber Technologies Inc 0% 5/15/2028 (j)	75,000	86,565
Unity Software Inc 0% 3/15/2030 (k)	8,000	9,039
		1,066,528
Technology Hardware, Storage & Peripherals - 0.3%
Super Micro Computer Inc 3.5% 3/1/2029	35,000	32,270
Western Digital Corp 3% 11/15/2028	7,000	118,022
		150,292
TOTAL INFORMATION TECHNOLOGY		2,548,281
Materials - 0.0%
Chemicals - 0.0%
PureCycle Technologies Inc 4.75% 7/1/2032	27,000	27,355
Real Estate - 0.6%
Health Care REITs - 0.3%
Healthcare Realty Holdings LP 3% 1/15/2032 (i)	80,000	81,880
Welltower OP LLC 2.75% 5/15/2028 (i)	28,000	66,220
		148,100
Real Estate Management & Development - 0.1%
Compass Inc 0.25% 4/15/2031 (i)	82,000	89,052
Retail REITs - 0.2%
Kimco Realty OP LLC 3.5% 6/15/2031 (i)	30,000	30,510
Kite Realty Group LP 3.25% 4/15/2032 (i)	23,000	22,846
Tanger Properties LP 2.375% 1/15/2031 (i)	36,000	38,592
		91,948
Specialized REITs - 0.0%
Digital Realty Trust LP 1.875% 11/15/2029 (i)	43,000	46,074
TOTAL REAL ESTATE		375,174
Utilities - 0.1%
Electric Utilities - 0.1%
PG&E Corp 4.25% 12/1/2027	45,000	45,990
TOTAL UNITED STATES		6,021,899
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $5,509,190)		6,363,289

Convertible Preferred Stocks - 0.8%
	Shares	Value ($)
UNITED STATES - 0.8%
Communication Services - 0.3%
Interactive Media & Services - 0.3%
Alphabet Inc Series A 6.25%	1,600	80,336
Alphabet Inc Series B 6.25%	1,600	80,224
TOTAL COMMUNICATION SERVICES		160,560
Financials - 0.2%
Capital Markets - 0.1%
Ares Management Corp 6.75% Series B	801	30,142
KKR & Co Inc Series D 6.25%	200	7,924
		38,066
Financial Services - 0.1%
Apollo Global Management Inc Series A, 6.75%	881	53,556
TOTAL FINANCIALS		91,622
Health Care - 0.1%
Life Sciences Tools & Services - 0.1%
Bruker Corp 6.375% Series A	100	44,281
Industrials - 0.2%
Aerospace & Defense - 0.2%
Boeing Co Series A, 6%	1,200	81,336
VSE Corp 5.75%	500	28,900
		110,236
Trading Companies & Distributors - 0.0%
QXO Inc Series B 5.5%	400	19,552
TOTAL INDUSTRIALS		129,788
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Microchip Technology Inc Series A 7.5%	200	15,374
Software - 0.0%
Strategy Inc 8%	300	17,619
TOTAL INFORMATION TECHNOLOGY		32,993
Utilities - 0.0%
Electric Utilities - 0.0%
PG&E Corp Series A, 6%	800	33,144
TOTAL UNITED STATES		492,388
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $482,449)		492,388

Non-Convertible Corporate Bonds - 25.5%
	Principal Amount (a)	Value ($)
AUSTRALIA - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
Mineral Resources Ltd 9.25% 10/1/2028 (i)	7,000	7,227
BRAZIL - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
ERO Copper Corp 6.5% 2/15/2030 (i)	70,000	69,924
CANADA - 1.8%
Consumer Discretionary - 0.4%
Hotels, Restaurants & Leisure - 0.4%
1011778 BC ULC / New Red Finance Inc 3.5% 2/15/2029 (i)	105,000	100,897
1011778 BC ULC / New Red Finance Inc 4% 10/15/2030 (i)	100,000	94,405
Ontario Gaming GTA LP/OTG Co-Issuer Inc 8% 8/1/2030 (i)	40,000	39,634
TOTAL CONSUMER DISCRETIONARY		234,936
Energy - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Enbridge Inc 8.5% 1/15/2084 (e)	350,000	400,119
South Bow Canadian Infrastructure Holdings Ltd 7.625% 3/1/2055 (e)	125,000	130,916
Transcanada Trust 5.6% 3/7/2082 (e)	55,000	54,402
TOTAL ENERGY		585,437
Health Care - 0.1%
Pharmaceuticals - 0.1%
Bausch Health Cos Inc 4.875% 6/1/2028 (i)	21,000	19,417
Bausch Health Cos Inc 6.25% 2/15/2029 (i)	70,000	52,632
TOTAL HEALTH CARE		72,049
Industrials - 0.0%
Machinery - 0.0%
New Flyer Holdings Inc 9.25% 7/1/2030 (i)	15,000	16,125
Information Technology - 0.1%
Software - 0.1%
Open Text Corp 6.9% 12/1/2027 (i)	60,000	61,350
Materials - 0.1%
Chemicals - 0.1%
Methanex Corp 5.65% 12/1/2044	70,000	63,001
Utilities - 0.1%
Gas Utilities - 0.1%
AltaGas Ltd 7.2% 10/15/2054 (e)(i)	45,000	47,178
TOTAL CANADA		1,080,076
FRANCE - 0.7%
Communication Services - 0.5%
Diversified Telecommunication Services - 0.5%
Altice France SA 6.5% 4/15/2032 (i)	45,732	44,196
Altice France SA 6.875% 10/15/2030 (i)	3,811	3,697
Altice France SA 6.875% 7/15/2032 (i)	133,384	129,339
Altice France SA 9.5% 11/1/2029 (i)	110,518	112,189
TOTAL COMMUNICATION SERVICES		289,421
Energy - 0.2%
Energy Equipment & Services - 0.2%
Vallourec SACA 7.5% 4/15/2032 (i)	95,000	99,289
TOTAL FRANCE		388,710
GERMANY - 0.0%
Materials - 0.0%
Chemicals - 0.0%
Cerdia Finanz GmbH 9.375% 10/3/2031 (i)	50,000	44,875
IRELAND - 0.3%
Financials - 0.3%
Financial Services - 0.3%
GGAM Finance Ltd 5.875% 3/15/2030 (i)	95,000	95,100
GGAM Finance Ltd 6.875% 4/15/2029 (i)	30,000	30,654
GGAM Finance Ltd 8% 6/15/2028 (i)	25,000	25,867

TOTAL IRELAND		151,621
LUXEMBOURG - 0.1%
Communication Services - 0.1%
Media - 0.1%
Altice Financing SA 5.75% 8/15/2029 (i)	70,000	48,947
NORWAY - 0.1%
Energy - 0.1%
Energy Equipment & Services - 0.1%
Seadrill Finance Ltd 8.375% 8/1/2030 (i)	50,000	52,262
PANAMA - 0.1%
Communication Services - 0.1%
Wireless Telecommunication Services - 0.1%
C&W Senior Finance Ltd 9% 1/15/2033 (i)	60,000	60,750
UNITED KINGDOM - 0.5%
Communication Services - 0.1%
Media - 0.1%
Virgin Media Secured Finance PLC 4.5% 8/15/2030 (i)	85,000	72,169
Consumer Discretionary - 0.4%
Automobile Components - 0.4%
Macquarie Airfinance Holdings Ltd 6.4% 3/26/2029 (i)	200,000	205,870
Macquarie Airfinance Holdings Ltd 6.5% 3/26/2031 (i)	30,000	31,351
TOTAL CONSUMER DISCRETIONARY		237,221
TOTAL UNITED KINGDOM		309,390
UNITED STATES - 21.7%
Communication Services - 3.1%
Diversified Telecommunication Services - 0.2%
Cipher Compute LLC 7.125% 11/15/2030 (i)	20,000	20,790
Level 3 Financing Inc 3.75% 7/15/2029 (i)	5,000	4,825
WULF Compute LLC 7.75% 10/15/2030 (i)	60,000	63,021
Zayo Group Holdings Inc 9.25% 3/9/2030 pay-in-kind (e)(i)	19,239	19,215
		107,851
Media - 2.9%
CCO Holdings LLC / CCO Holdings Capital Corp 4.25% 1/15/2034 (i)	335,000	283,588
Charter Communications Operating LLC / Charter Communications Operating Capital 3.7% 4/1/2051	198,000	122,852
Clear Channel Outdoor Holdings Inc 7.125% 2/15/2031 (i)	60,000	62,130
Clear Channel Outdoor Holdings Inc 7.875% 4/1/2030 (i)	50,000	52,084
CSC Holdings LLC 3.375% 2/15/2031 (i)	225,000	133,435
CSC Holdings LLC 5% 11/15/2031 (i)	125,000	29,063
CSC Holdings LLC 6.5% 2/1/2029 (i)	50,000	29,909
Discovery Global Holdings Inc 5.05% 3/15/2042	90,000	65,931
DISH DBS Corp 5.125% 6/1/2029	255,000	229,476
DISH Network Corp 11.75% 11/15/2027 (i)	100,000	102,755
EchoStar Corp 6.75% 11/30/2030 pay-in-kind (e)	116,640	118,576
EW Scripps Co/The 9.875% 8/15/2030 (i)	75,000	65,646
Gray Media Inc 5.375% 11/15/2031 (i)	85,000	57,030
Gray Media Inc 9.625% 7/15/2032 (i)	15,000	14,477
Sirius XM Radio LLC 3.875% 9/1/2031 (i)	50,000	45,415
Univision Communications Inc 4.5% 5/1/2029 (i)	50,000	47,746
Univision Communications Inc 7.375% 6/30/2030 (i)	200,000	200,541
Univision Communications Inc 8.875% 4/15/2033 (i)	30,000	29,532
		1,690,186
TOTAL COMMUNICATION SERVICES		1,798,037
Consumer Discretionary - 3.0%
Automobile Components - 0.1%
Hertz Corp/The 4.625% 12/1/2026 (i)	16,000	14,503
Patrick Industries Inc 6.375% 11/1/2032 (i)	40,000	39,832
		54,335
Broadline Retail - 0.0%
Saks Global Enterprises LLC 11% (c)(g)(i)	17,880	45
Wayfair LLC 7.25% 10/31/2029 (i)	20,000	20,641
		20,686
Hotels, Restaurants & Leisure - 2.2%
Affinity Interactive 6.875% 12/15/2027 (i)	80,000	45,055
BCPE Flavor Debt Merger Sub LLC and BCPE Flavor Issuer Inc 9.5% 7/1/2032 (i)	70,000	66,196
Boyd Gaming Corp 4.75% 6/15/2031 (i)	185,000	178,642
Caesars Entertainment Inc 6% 10/15/2032 (i)	55,000	49,839
Caesars Entertainment Inc 7% 2/15/2030 (i)	110,000	110,633
Carnival Corp Ltd 4% 8/1/2028 (i)	175,000	171,764
Churchill Downs Inc 5.5% 4/1/2027 (i)	150,000	149,952
Churchill Downs Inc 6.75% 5/1/2031 (i)	60,000	61,050
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc 4.625% 1/15/2029 (i)	70,000	68,068
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc 6.75% 1/15/2030 (i)	30,000	29,421
Hilton Domestic Operating Co Inc 3.75% 5/1/2029 (i)	120,000	115,730
Light & Wonder International Inc 7.5% 9/1/2031 (i)	40,000	41,459
Voyager Parent LLC 9.25% 7/1/2032 (i)	76,000	80,374
Yum! Brands Inc 3.625% 3/15/2031	100,000	93,073
		1,261,256
Household Durables - 0.1%
Newell Brands Inc 8.5% 6/1/2028 (i)	80,000	83,581
Specialty Retail - 0.5%
Bath & Body Works Inc 6.875% 11/1/2035	105,000	107,490
Hudson Automotive Group 8% 5/15/2032 (i)	15,000	15,724
LBM Acquisition LLC 6.25% 1/15/2029 (i)	85,000	61,429
LBM Acquisition LLC 9.5% 6/15/2031 (i)	95,000	84,237
LCM Investments Holdings II LLC 8.25% 8/1/2031 (i)	25,000	26,048
Wand NewCo 3 Inc 7.625% 1/30/2032 (i)	25,000	25,858
		320,786
Textiles, Apparel & Luxury Goods - 0.1%
Wolverine World Wide Inc 4% 8/15/2029 (i)	45,000	42,399
TOTAL CONSUMER DISCRETIONARY		1,783,043
Consumer Staples - 1.0%
Consumer Staples Distribution & Retail - 0.5%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 4.875% 2/15/2030 (i)	270,000	261,239
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 6.25% 3/15/2033 (i)	25,000	24,779
		286,018
Food Products - 0.5%
B&G Foods Inc 11% 6/15/2031 (i)	95,000	87,716
Fiesta Purchaser Inc 9.625% 9/15/2032 (i)	75,000	73,466
Post Holdings Inc 4.5% 9/15/2031 (i)	175,000	164,171
		325,353
TOTAL CONSUMER STAPLES		611,371
Energy - 3.0%
Energy Equipment & Services - 0.3%
Nabors Industries Inc 9.125% 1/31/2030 (i)	40,000	41,803
Transocean International Ltd 8.5% 5/15/2031 (i)	100,000	103,820
Transocean International Ltd 8.75% 2/15/2030 (i)	45,500	47,279
		192,902
Oil, Gas & Consumable Fuels - 2.7%
Comstock Resources Inc 5.875% 1/15/2030 (i)	50,000	47,158
Crescent Energy Finance LLC 7.375% 1/15/2033 (i)	70,000	69,580
Crescent Energy Finance LLC 7.875% 4/15/2032 (i)	35,000	35,438
Energy Transfer LP 6% 2/1/2029 (i)	205,000	206,619
Energy Transfer LP 8% 5/15/2054 (e)	20,000	21,231
EQT Corp 4.5% 1/15/2029	41,000	40,705
Harvest Midstream I LP 7.5% 5/15/2032 (i)	100,000	103,577
Hess Midstream Operations LP 5.125% 6/15/2028 (i)	130,000	129,638
Hilcorp Energy I LP / Hilcorp Finance Co 6.25% 4/15/2032 (i)	70,000	67,761
Northern Oil & Gas Inc 8.75% 6/15/2031 (i)	70,000	72,100
PBF Holding Co LLC / PBF Finance Corp 7.875% 9/15/2030 (i)	35,000	35,668
PBF Holding Co LLC / PBF Finance Corp 9.875% 3/15/2030 (i)	55,000	58,805
SM Energy Co 8.75% 7/1/2031 (i)	55,000	57,449
Sunoco LP / Sunoco Finance Corp 4.5% 5/15/2029	75,000	73,334
Sunoco LP 6.25% 7/1/2033 (i)	35,000	35,314
Sunoco LP 6.625% 8/15/2032 (i)	100,000	101,707
Sunoco LP 7.25% 5/1/2032 (i)	25,000	25,933
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6% 9/1/2031 (i)	115,000	113,776
Venture Global LNG Inc 8.375% 6/1/2031 (i)	50,000	52,046
Venture Global LNG Inc 9.5% 2/1/2029 (i)	60,000	64,581
Venture Global Plaquemines LNG LLC 7.5% 5/1/2033 (i)	65,000	71,338
Venture Global Plaquemines LNG LLC 7.75% 5/1/2035 (i)	65,000	72,896
		1,556,654
TOTAL ENERGY		1,749,556
Financials - 2.0%
Capital Markets - 0.2%
Broadstreet Partners Group LLC 5.875% 4/15/2029 (i)	55,000	53,709
Coinbase Global Inc 3.375% 10/1/2028 (i)	20,000	18,986
Coinbase Global Inc 3.625% 10/1/2031 (i)	25,000	21,775
		94,470
Consumer Finance - 0.3%
OneMain Finance Corp 4% 9/15/2030	185,000	171,003
Financial Services - 0.4%
Block Inc 3.5% 6/1/2031	155,000	142,683
Freedom Mortgage Holdings LLC 8.375% 4/1/2032 (i)	50,000	50,859
Icahn Enterprises LP / Icahn Enterprises Finance Corp 10% 11/15/2029 (i)	10,000	9,862
Icahn Enterprises LP / Icahn Enterprises Finance Corp 4.375% 2/1/2029	60,000	51,246
		254,650
Insurance - 1.1%
Acrisure LLC / Acrisure Finance Inc 6.75% 7/1/2032 (i)	135,000	121,340
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.5% 10/1/2031 (i)	60,000	59,836
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 7.375% 10/1/2032 (i)	185,000	183,624
CRC Insurance Group LLC 7.125% 6/1/2031 (i)	110,000	109,649
HUB International Ltd 5.625% 12/1/2029 (i)	105,000	104,616
USI Inc/NY 7.5% 1/15/2032 (i)	90,000	90,848
		669,913
TOTAL FINANCIALS		1,190,036
Health Care - 1.4%
Health Care Equipment & Supplies - 0.2%
Medline Borrower LP 3.875% 4/1/2029 (i)	125,000	121,392
Health Care Providers & Services - 0.9%
CHS/Community Health Systems Inc 4.75% 2/15/2031 (i)	35,000	32,199
CHS/Community Health Systems Inc 5.25% 5/15/2030 (i)	165,000	155,699
DaVita Inc 4.625% 6/1/2030 (i)	85,000	82,345
DaVita Inc 6.875% 9/1/2032 (i)	60,000	61,879
HAH Group Holding Co LLC 9.75% 10/1/2031 (i)	25,000	22,382
LifePoint Health Inc 8.375% 2/15/2032 (i)	50,000	52,043
Tenet Healthcare Corp 4.25% 6/1/2029	145,000	140,923
		547,470
Pharmaceuticals - 0.3%
1261229 BC Ltd 10% 4/15/2032 (i)	143,000	144,836
Organon & Co / Organon Foreign Debt Co-Issuer BV 4.125% 4/30/2028 (i)	45,000	44,440
		189,276
TOTAL HEALTH CARE		858,138
Industrials - 3.4%
Aerospace & Defense - 1.3%
ATI Inc 5.875% 12/1/2027	85,000	85,042
Axon Enterprise Inc 6.125% 3/15/2030 (i)	50,000	50,998
Axon Enterprise Inc 6.25% 3/15/2033 (i)	30,000	30,748
TransDigm Inc 4.625% 1/15/2029	210,000	206,657
TransDigm Inc 6.375% 3/1/2029 (i)	160,000	162,445
TransDigm Inc 6.75% 8/15/2028 (i)	135,000	136,350
TransDigm Inc 7.125% 12/1/2031 (i)	15,000	15,532
		687,772
Building Products - 0.1%
Builders FirstSource Inc 4.25% 2/1/2032 (i)	70,000	65,200
Masterbrand Inc 7% 7/15/2032 (i)	20,000	20,271
		85,471
Commercial Services & Supplies - 1.3%
Allied Universal Holdco LLC 7.875% 2/15/2031 (i)	100,000	104,538
Artera Services LLC 8.5% 2/15/2031 (i)	160,000	143,920
Brand Industrial Services Inc 10.375% 8/1/2030 (i)	50,000	40,745
Brink's Co/The 6.5% 6/15/2029 (i)	120,000	122,402
GEO Group Inc/The 10.25% 4/15/2031	45,000	48,620
GEO Group Inc/The 8.625% 4/15/2029	50,000	52,089
GFL Environmental Inc 3.5% 9/1/2028 (i)	95,000	92,667
Neptune Bidco US Inc 9.29% 4/15/2029 (i)	55,000	56,090
OT Midco Inc 10% 2/15/2030 (i)	20,000	7,950
Reworld Holding Corp 4.875% 12/1/2029 (i)	51,000	48,642
		717,663
Ground Transportation - 0.1%
Uber Technologies Inc 4.5% 8/15/2029 (i)	70,000	69,489
Machinery - 0.0%
Chart Industries Inc 7.5% 1/1/2030 (i)	25,000	25,811
Professional Services - 0.2%
Amentum Holdings Inc 7.25% 8/1/2032 (i)	30,000	30,899
ION Platform Finance US Inc / ION Platform Finance SARL 5.75% 5/15/2028 (i)	60,000	55,073
ION Platform Finance US Inc / ION Platform Finance SARL 8.75% 5/1/2029 (i)	35,000	31,234
KBR Inc 4.75% 9/30/2028 (i)	10,000	9,872
		127,078
Trading Companies & Distributors - 0.4%
Herc Holdings Inc 5.75% 3/15/2031 (i)	100,000	99,873
United Rentals North America Inc 3.75% 1/15/2032	50,000	46,337
United Rentals North America Inc 3.875% 11/15/2027	90,000	88,772
		234,982
TOTAL INDUSTRIALS		1,948,266
Information Technology - 1.5%
Electronic Equipment, Instruments & Components - 0.0%
CPI CG Inc 10% 7/15/2029 (i)	15,000	15,725
Insight Enterprises Inc 6.625% 5/15/2032 (i)	20,000	20,327
		36,052
IT Services - 0.3%
CoreWeave Inc 9% 2/1/2031 (i)	35,000	34,587
CoreWeave Inc 9.25% 6/1/2030 (i)	50,000	50,325
Sabre GLBL Inc 10.75% 3/15/2030 (i)	8,000	7,632
Sabre GLBL Inc 11.125% 7/15/2030 (i)	100,000	95,924
		188,468
Semiconductors & Semiconductor Equipment - 0.2%
Entegris Inc 4.375% 4/15/2028 (i)	130,000	128,171
Wolfspeed Inc 7% 6/15/2031 pay-in-kind (e)	5,972	5,421
Wolfspeed Inc 9.875% 6/23/2030 pay-in-kind (e)(i)	6,558	7,238
		140,830
Software - 0.9%
Cloud Software Group Inc 6.5% 3/31/2029 (i)	145,000	140,691
Cloud Software Group Inc 9% 9/30/2029 (i)	60,000	58,238
Elastic NV 4.125% 7/15/2029 (i)	70,000	66,786
Oracle Corp 5.5% 9/27/2064	190,000	146,943
UKG Inc 6.875% 2/1/2031 (i)	100,000	97,148
		509,806
Technology Hardware, Storage & Peripherals - 0.1%
Seagate Data Storage Technology Pte Ltd 8.25% 12/15/2029 (i)	40,000	41,826
TOTAL INFORMATION TECHNOLOGY		916,982
Materials - 1.5%
Chemicals - 0.7%
Celanese US Holdings LLC 6.5% 4/15/2030	50,000	50,957
Chemours Co/The 5.75% 11/15/2028 (i)	80,000	79,935
LSB Industries Inc 6.25% 10/15/2028 (i)	50,000	50,017
Mativ Holdings Inc 8% 10/1/2029 (i)	130,000	129,052
Olympus Water US Holding Corp 4.25% 10/1/2028 (i)	50,000	48,497
Scih Salt Hldgs Inc 4.875% 5/1/2028 (i)	30,000	29,594
		388,052
Containers & Packaging - 0.5%
Ball Corp 6% 6/15/2029	185,000	187,978
Graphic Packaging International LLC 3.75% 2/1/2030 (i)	140,000	131,575
		319,553
Metals & Mining - 0.3%
Alcoa Nederland Holding BV 4.125% 3/31/2029 (i)	55,000	53,570
Cleveland-Cliffs Inc 4.625% 3/1/2029 (i)	140,000	135,128
		188,698
TOTAL MATERIALS		896,303
Real Estate - 0.6%
Diversified REITs - 0.0%
Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC 6% 1/15/2030 (i)	30,000	29,304
Health Care REITs - 0.3%
MPT Operating Partnership LP / MPT Finance Corp 5% 10/15/2027	155,000	150,358
MPT Operating Partnership LP / MPT Finance Corp 8.5% 2/15/2032 (i)	30,000	30,714
		181,072
Specialized REITs - 0.3%
Iron Mountain Inc 4.5% 2/15/2031 (i)	50,000	47,823
Iron Mountain Inc 4.875% 9/15/2029 (i)	125,000	122,660
		170,483
TOTAL REAL ESTATE		380,859
Utilities - 1.2%
Electric Utilities - 0.6%
NRG Energy Inc 5.25% 6/15/2029 (i)	50,000	49,871
NRG Energy Inc 6% 2/1/2033 (i)	110,000	110,587
PG&E Corp 7.375% 3/15/2055 (e)	50,000	50,949
Vistra Operations Co LLC 5% 7/31/2027 (i)	100,000	99,930
Vistra Operations Co LLC 7.75% 10/15/2031 (i)	50,000	52,314
		363,651
Multi-Utilities - 0.6%
CMS Energy Corp 3.75% 12/1/2050 (e)	125,000	115,969
Dominion Energy Inc 6% 2/15/2056 (e)	148,000	148,655
Sempra 4.125% 4/1/2052 (e)	65,000	64,453
		329,077
TOTAL UTILITIES		692,728
TOTAL UNITED STATES		12,825,319
ZAMBIA - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
First Quantum Minerals Ltd 8.625% 6/1/2031 (i)	75,000	78,119
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $15,004,791)		15,117,220

Non-Convertible Preferred Stocks - 2.4%
	Shares	Value ($)
UNITED STATES - 2.4%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.3%
AT&T Inc 5.35%	3,733	76,713
AT&T Inc Series C 4.75%	4,338	77,217
TOTAL COMMUNICATION SERVICES		153,930
Financials - 0.5%
Banks - 0.4%
JPMorgan Chase & Co 4.55%	4,296	79,046
JPMorgan Chase & Co 4.625%	4,226	79,111
Wells Fargo & Co Series Z, 4.75%	4,253	79,531
		237,688
Capital Markets - 0.1%
Morgan Stanley 6.625%	1,300	32,942
TOTAL FINANCIALS		270,630
Health Care - 0.1%
Health Care Equipment & Supplies - 0.1%
Strive Inc 12.5%	1,453	133,080
Information Technology - 1.5%
Software - 1.5%
BitMine Immersion Technologies Inc Series A 9.5%	629	50,968
Strategy Inc 11.5% (h)	2,760	234,169
Strategy Inc Series A, 10%	6,527	605,119
TOTAL INFORMATION TECHNOLOGY		890,256
TOTAL UNITED STATES		1,447,896
TOTAL NON-CONVERTIBLE PREFERRED STOCKS (Cost $1,540,100)		1,447,896

Preferred Securities - 5.2%
	Principal Amount (a)	Value ($)
UNITED STATES - 5.2%
Energy - 1.8%
Oil, Gas & Consumable Fuels - 1.8%
Energy Transfer LP 6.625% (e)(l)	335,000	345,902
Energy Transfer LP Series G, 7.125% (e)(l)	275,000	286,252
Plains All American Pipeline LP CME Term SOFR 3 month Index + 4.3716%, 8.0227% (d)(e)(l)	100,000	101,045
Sunoco LP 7.875% (e)(i)(l)	325,000	345,282
TOTAL ENERGY		1,078,481
Financials - 3.3%
Banks - 2.6%
Bank of America Corp 6.25% (e)(l)	275,000	281,420
Citigroup Inc 6.95% (e)(l)	115,000	118,669
JPMorgan Chase & Co 6.5% (e)(l)	405,000	421,307
JPMorgan Chase & Co 6.875% (e)(l)	135,000	142,177
JPMorgan Chase & Co CME Term SOFR 3 month Index + 2.745%, 6.4368% (d)(e)(l)	395,000	402,510
Wells Fargo & Co 6.125% (e)(l)	160,000	162,320
		1,528,403
Capital Markets - 0.3%
Bank of New York Mellon Corp/The 5.95% (e)(l)	95,000	95,495
Goldman Sachs Group Inc/The 6.85% (e)(l)	60,000	63,292
		158,787
Consumer Finance - 0.4%
Ally Financial Inc 4.7% (e)(l)	125,000	121,836
Capital One Financial Corp 5.5% (e)(l)	105,000	105,787
		227,623
Insurance - 0.0%
Alliant Holdings LP 10.5% (c)(e)(l)	42,159	41,259
TOTAL FINANCIALS		1,956,072
Industrials - 0.1%
Trading Companies & Distributors - 0.1%
Sumisho Air Lease Corp 6% (e)(l)	35,000	33,926
TOTAL UNITED STATES		3,068,479
TOTAL PREFERRED SECURITIES (Cost $2,935,947)		3,068,479

Money Market Funds - 8.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (o)	3.69	4,642,775	4,643,704
State Street Institutional Treasury Plus Money Market Fund Investor Class (p)	3.50	206,295	206,295
TOTAL MONEY MARKET FUNDS (Cost $4,849,999)			4,849,999

TOTAL INVESTMENT IN SECURITIES - 92.7% (Cost $54,541,143)	54,884,932
NET OTHER ASSETS (LIABILITIES) - 7.3%	4,335,162
NET ASSETS - 100.0%	59,220,094

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Level 3 security.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(g)	Non-income producing - Security is in default.
(h)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(i)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,544,719 or 26.2% of net assets.

(j)	Zero coupon bond which is issued at a discount.
(k)	Principal Only Strips represent the right to receive the monthly principal payments.
(l)	Security is perpetual in nature with no stated maturity date.
(m)	Affiliated fund.
(n)	A portion of the security sold on a delayed delivery basis.
(o)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(p)	The rate quoted is the annualized seven-day yield of the fund at period end.
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	2,069,968	28,678,441	26,104,690	105,830	(15)	-	4,643,704	4,642,775	0.0%
Total	2,069,968	28,678,441	26,104,690	105,830	(15)	-	4,643,704

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Private Credit Fund Class I	20,164,130	5,733,271	4,000,000	2,191,478	(147,804)	(560,613)	21,188,984	857,087
	20,164,130	5,733,271	4,000,000	2,191,478	(147,804)	(560,613)	21,188,984

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Alternative Funds	21,188,984	-	21,188,984	-

Bank Loan Obligations
Communication Services	172,221	-	172,221	-
Consumer Discretionary	511,659	-	511,659	-
Consumer Staples	33,305	-	33,305	-
Energy	108,540	-	108,540	-
Financials	236,076	-	236,076	-
Health Care	100,859	-	100,859	-
Industrials	197,488	-	197,488	-
Information Technology	508,997	-	508,997	-
Materials	129,147	-	129,147	-

Commercial Mortgage Securities	99,509	-	99,509	-

Common Stocks
Communication Services	87,323	-	-	87,323
Consumer Discretionary	25,027	25,027	-	-
Industrials	10,461	10,461	-	-
Information Technology	136,065	136,065	-	-

Convertible Corporate Bonds
Communication Services	619,437	-	619,437	-
Consumer Discretionary	747,983	-	747,983	-
Consumer Staples	204,902	-	204,902	-
Energy	288,403	-	288,403	-
Financials	268,508	-	268,508	-
Health Care	544,304	-	544,304	-
Industrials	551,458	-	551,458	-
Information Technology	2,647,175	-	2,647,175	-
Materials	69,955	-	69,955	-
Real Estate	375,174	-	375,174	-
Utilities	45,990	-	45,990	-

Convertible Preferred Stocks
Communication Services	160,560	-	160,560	-
Financials	91,622	-	91,622	-
Health Care	44,281	-	44,281	-
Industrials	129,788	-	129,788	-
Information Technology	32,993	-	32,993	-
Utilities	33,144	-	33,144	-

Non-Convertible Corporate Bonds
Communication Services	2,269,324	-	2,269,324	-
Consumer Discretionary	2,255,200	-	2,255,155	45
Consumer Staples	611,371	-	611,371	-
Energy	2,486,544	-	2,486,544	-
Financials	1,341,657	-	1,341,657	-
Health Care	930,187	-	930,187	-
Industrials	1,964,391	-	1,964,391	-
Information Technology	978,332	-	978,332	-
Materials	1,159,449	-	1,159,449	-
Real Estate	380,859	-	380,859	-
Utilities	739,906	-	739,906	-

Non-Convertible Preferred Stocks
Communication Services	153,930	153,930	-	-
Financials	270,630	270,630	-	-
Health Care	133,080	133,080	-	-
Information Technology	890,256	890,256	-	-

Preferred Securities
Energy	1,078,481	-	1,078,481	-
Financials	1,956,072	-	1,914,813	41,259
Industrials	33,926	-	33,926	-

Money Market Funds	4,849,999	4,849,999	-	-
Total Investments in Securities:	54,884,932	6,469,448	48,286,857	128,627
Financial Statements
Statement of Assets and Liabilities
As of June 30, 2026
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $28,056,096)	$29,052,244
Fidelity Central Funds (cost $4,643,704)	4,643,704
Other affiliated issuers (cost $21,841,343)	21,188,984

Total Investment in Securities (cost $54,541,143)		$54,884,932
Cash		37,741
Foreign currency held at value (cost $15)		14
Receivable for investments sold
Regular delivery		88,753
Delayed delivery		4,000,000
Receivable for fund shares sold		309,024
Dividends receivable		197,351
Interest receivable		313,512
Distributions receivable from Fidelity Central Funds		11,048
Prepaid expenses		1,556
Total assets		59,843,931
Liabilities
Payable for investments purchased	$131,235
Payable for fund shares redeemed	80
Distributions payable	254,231
Accrued management fee	46,676
Distribution and service plan fees payable	265
Other affiliated payables	6,007
Audit fee payable	176,513
Other payables and accrued expenses	8,830
Total liabilities		623,837
Commitments and contingent liabilities (see Significant Accounting Policies note)
Net Assets		$59,220,094
Net Assets consist of:
Paid in capital		$57,857,344
Total accumulated earnings (loss)		1,362,750
Net Assets		$59,220,094

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($527,906 ÷ 50,787 shares)(a)		$10.39
Maximum offering price per share (100/94.25 of $10.39)		$11.02
Class C :
Net Asset Value and offering price per share ($123,813 ÷ 11,911 shares)(a)		$10.39
Class I :
Net Asset Value, offering price and redemption price per share ($58,442,628 ÷ 5,622,210 shares)		$10.39
Class L :
Net Asset Value and redemption price per share ($125,747 ÷ 12,097 shares)		$10.39
Maximum offering price per share (100/95.75 of $10.39)		$10.85
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended June 30, 2026
Investment Income
Dividends (including $2,191,478 earned from affiliated issuers)		$2,426,686
Interest		1,621,248
Income from Fidelity Central Funds		105,830
Total income		4,153,764
Expenses
Management fee	$688,394
Transfer agent fees	42,773
Distribution and service plan fees	3,079
Accounting fees and expenses	25,994
Custodian fees and expenses	7,027
Independent trustees' fees and expenses	17,083
Registration fees	53,051
Audit fees	205,255
Legal	40,482
Miscellaneous	5,083
Total expenses before interest expense	1,088,221
Total expenses before reductions	1,088,221
Expense reductions	(303,919)
Total expenses after reductions		784,302
Net Investment income (loss)		3,369,462
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	970,222
Fidelity Central Funds	(15)
Other affiliated issuers	(147,804)
Foreign currency transactions	(6,200)
Futures contracts	7,742
Total net realized gain (loss)		823,945
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	347,318
Affiliated issuers	(560,613)
Assets and liabilities in foreign currencies	(139)
Futures contracts	(5,670)
Total change in net unrealized appreciation (depreciation)		(219,104)
Net gain (loss)		604,841
Net increase (decrease) in net assets resulting from operations		$3,974,303

Statement of Changes in Net Assets

	Year ended June 30, 2026	Year ended June 30, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,369,462	$3,074,887
Net realized gain (loss)	823,945	382,035
Change in net unrealized appreciation (depreciation)	(219,104)	(5,366)
Net increase (decrease) in net assets resulting from operations	3,974,303	3,451,556
Distributions to shareholders	(3,596,425)	(3,218,509)

Share transactions - net increase (decrease)	10,176,287	11,075,104
Total increase (decrease) in net assets	10,554,165	11,308,151

Net Assets
Beginning of period	48,665,929	37,357,778
End of period	$59,220,094	$48,665,929

Financial Highlights
Fidelity Multi-Strategy Credit Fund Class A

Years ended June 30,	2026	2025	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.32	$10.27	$10.06	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.604	.722	.680	.031
Net realized and unrealized gain (loss)	.116	.082	.140	.050
Total from investment operations	.720	.804	.820	.081
Distributions from net investment income	(.582)	(.690)	(.610)	(.021)
Distributions from net realized gain	(.068)	(.064)	-	-
Total distributions	(.650)	(.754)	(.610)	(.021)
Net asset value, end of period	$10.39	$10.32	$10.27	$10.06
Total Return D,E,F	7.20%	8.10%	8.41%	.81%
Ratios to Average Net Assets C,G,H
Expenses before reductions	2.22%	2.39%	3.32%	3.70% I,J
Expenses net of fee waivers, if any	1.68%	1.68%	1.75%	1.84% J
Expenses net of all reductions, if any	1.68%	1.68%	1.74%	1.84% J
Net investment income (loss)	5.87%	7.01%	6.70%	2.67% J
Supplemental Data
Net assets, end of period (000 omitted)	$528	$118	$109	$101
Portfolio turnover rate K	37%	53%	36%	3% L

AFor the period May 19, 2023 (commencement of operations) through June 30, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAudit fees are not annualized.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LAmount not annualized.
Fidelity Multi-Strategy Credit Fund Class C

Years ended June 30,	2026	2025	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.32	$10.27	$10.06	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.531	.644	.603	.023
Net realized and unrealized gain (loss)	.112	.083	.141	.050
Total from investment operations	.643	.727	.744	.073
Distributions from net investment income	(.505)	(.613)	(.534)	(.013)
Distributions from net realized gain	(.068)	(.064)	-	-
Total distributions	(.573)	(.677)	(.534)	(.013)
Net asset value, end of period	$10.39	$10.32	$10.27	$10.06
Total Return D,E,F	6.41%	7.29%	7.60%	.73%
Ratios to Average Net Assets C,G,H
Expenses before reductions	2.97%	3.14%	4.07%	4.42% I,J
Expenses net of fee waivers, if any	2.42%	2.44%	2.50%	2.56% J
Expenses net of all reductions, if any	2.42%	2.43%	2.49%	2.56% J
Net investment income (loss)	5.13%	6.26%	5.95%	1.95% J
Supplemental Data
Net assets, end of period (000 omitted)	$124	$116	$108	$101
Portfolio turnover rate K	37%	53%	36%	3% L

AFor the period May 19, 2023 (commencement of operations) through June 30, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the contingent deferred sales charge.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAudit fees are not annualized.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LAmount not annualized.
Fidelity Multi-Strategy Credit Fund Class I

Years ended June 30,	2026	2025	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.32	$10.27	$10.06	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.634	.748	.700	.034
Net realized and unrealized gain (loss)	.113	.082	.146	.050
Total from investment operations	.747	.830	.846	.084
Distributions from net investment income	(.609)	(.716)	(.636)	(.024)
Distributions from net realized gain	(.068)	(.064)	-	-
Total distributions	(.677)	(.780)	(.636)	(.024)
Net asset value, end of period	$10.39	$10.32	$10.27	$10.06
Total Return D,E	7.48%	8.37%	8.68%	.84%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.97%	2.14%	3.07%	3.66% H,I
Expenses net of fee waivers, if any	1.42%	1.43%	1.55%	1.60% I
Expenses net of all reductions, if any	1.42%	1.43%	1.54%	1.60% I
Net investment income (loss)	6.13%	7.26%	6.90%	2.91% I
Supplemental Data
Net assets, end of period (000 omitted)	$58,443	$48,314	$37,031	$25,154
Portfolio turnover rate J	37%	53%	36%	3% K

AFor the period May 19, 2023 (commencement of operations) through June 30, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAudit fees are not annualized.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KAmount not annualized.
Fidelity Multi-Strategy Credit Fund Class L

Years ended June 30,	2026	2025	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.32	$10.27	$10.06	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.582	.696	.654	.029
Net realized and unrealized gain (loss)	.113	.082	.141	.049
Total from investment operations	.695	.778	.795	.078
Distributions from net investment income	(.557)	(.664)	(.585)	(.018)
Distributions from net realized gain	(.068)	(.064)	-	-
Total distributions	(.625)	(.728)	(.585)	(.018)
Net asset value, end of period	$10.39	$10.32	$10.27	$10.06
Total Return D,E,F	6.94%	7.83%	8.14%	.78%
Ratios to Average Net Assets C,G,H
Expenses before reductions	2.47%	2.64%	3.57%	3.94% I,J
Expenses net of fee waivers, if any	1.92%	1.94%	2.00%	2.09% J
Expenses net of all reductions, if any	1.92%	1.93%	1.99%	2.09% J
Net investment income (loss)	5.63%	6.76%	6.45%	2.42% J
Supplemental Data
Net assets, end of period (000 omitted)	$126	$118	$109	$101
Portfolio turnover rate K	37%	53%	36%	3% L

AFor the period May 19, 2023 (commencement of operations) through June 30, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAudit fees are not annualized.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LAmount not annualized.
Notes to Financial Statements

For the period ended June 30, 2026

1. Organization.
Fidelity Multi-Strategy Credit Fund (the Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company organized as a Delaware statutory trust on October 4, 2022. The Fund has elected to operate as an interval fund, and has the authority to issue an unlimited number of common shares at $.001 per share par value. The Fund engages in a continuous offering of shares, and will offer to make quarterly repurchases of shares at net asset value, reduced by any applicable repurchase fee. The Fund does not currently intend to list its Shares for trading on any national securities exchange.

The Fund offers Class A, Class C, Class I and Class L common shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase.

The Fund's investment objective is to provide a high level of current income and capital appreciation through investments across a variety of high income-oriented asset classes including both liquid and illiquid securities. The Fund employs a multi-credit strategy that seeks to opportunistically rotate across the entire credit spectrum throughout the market cycle. The Fund will specifically seek to allocate investments based on the current and expected macro environment among (i) foundational credit, which includes direct lending and liquid credit (leveraged loans and high yield bonds), and (ii) opportunistic credit, which include stressed and distressed investments (distressed debt, special situations and rescue financing) and opportunistic investments (convertible bonds, preferred stock, real estate debt, commercial mortgage-backed securities, investment grade bonds, collateralized loan obligations (CLOs) and emerging markets debt) (together, (Credit Instruments)). Under normal circumstances, the Fund will invest at least 80% of its assets in Credit Instruments. The Fund may invest in additional types of Credit Instruments and strategies in the future.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Fund.
The Fund invests in Class I of Fidelity Private Credit Fund (FPCF), which is an affiliated non-diversified closed-end management investment company which has elected to be regulated as a business development company (BDC) under the 1940 Act. FPCF is managed by the Fund's investment adviser.

Based on its investment objective, FPCF may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of FPCF and thus a decline in the value of the Fund. FPCF's investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. FPCF seeks to achieve its investment objective by investing primarily in directly originated loans to private companies but also in liquid credit investments, like broadly syndicated loans, and other select private credit investments. FPCF will generally seek to invest in loans that carry variable (i.e., floating) interest rates. Under normal circumstances, FPCF will invest at least 80% of its total assets in private credit investments. Specific private investments may include: (a) directly originated first lien loans, senior secured revolving lines of credit, term loans and delayed draw term loans, (b) directly originated second lien, last out senior, secured or unsecured mezzanine term loans and delayed draw term loans, (c) club deals (investments generally comprised from a small group of lenders), and broadly syndicated leveraged loans (investments generally arranged or underwritten by investment banks or other intermediaries), and (d) other debt (collectively referred to as Private Credit).

The Schedule of Investments lists FPCF as an investment as of period end, but does not include the underlying holdings of FPCF. The Fund indirectly bears its proportionate share of the expenses of FPCF. The annualized expense ratio for Class I of FPCF for the six month period ended June 30, 2026 was 8.17%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in underlying funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Fund is valued at its net asset value (NAV) each month end and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2026 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Organization and Offering Expenses. Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund's organization. These costs were expensed as incurred by the Fund and were paid by Fidelity Diversifying Solutions LLC (the investment adviser) on behalf of the Fund as presented in the Statement of Operations. The Fund's initial offering costs include, among other things, legal, printing and other expenses pertaining to this offering. These initial offering costs are amortized over twelve months on a straight-line basis starting with the commencement of operations. Ongoing offering costs are expensed as incurred. All organizational and offering costs of the Fund paid by the investment adviser shall be subject to reimbursement pursuant to the Expense Limitation Agreement as described in the Expense Reductions note.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), defaulted bonds, market discount, partnerships, contingent interest, equity-debt classifications, certain conversion ratio adjustments and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,954,138
Gross unrealized depreciation	(1,227,763)
Net unrealized appreciation (depreciation)	$726,375
Tax Cost	$54,158,557

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$561,101
Undistributed long-term capital gain	$76,321
Net unrealized appreciation (depreciation) on securities and other investments	$726,374

The tax character of distributions paid was as follows:

	June 30, 2026	June 30, 2025
Ordinary Income	$3,479,404	$3,065,423
Long-term Capital Gains	117,021	153,086
Total	$3,596,425	$3,218,509

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
5. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily. Subsequent payments from or to a fund are made as needed depending on the fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
6. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Multi-Strategy Credit Fund	22,230,340	18,974,082
7. Fees and Other Transactions with Affiliates.
Management Fee. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee of 1.25% of average managed assets. Managed assets are defined as the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund's accrued liabilities (other than money borrowed for investment purposes). The investment adviser waives a portion of its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	-%	.25%	1,276	1,276
Class C	.75%	.25%	1,197	1,197
Class L	.25%	.25%	606	606
			3,079	3,079

Sales Load. FDC may receive a front-end sales charge of up to 5.75% and 4.25% for selling Class A shares and Class L shares, respectively, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges of up to 1.00% on Class C redemptions. For the period, there were no sales charge amounts retained by FDC.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives an asset-based fee of each class's average net assets. Each class does not pay transfer agent fees with respect to the portion of its assets invested in other Fidelity-managed products. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount ($)	% of Class-Level Average Net Assets
Class A	399.08
Class C	93.08
Class I	42,187.08
Class L	94.08
	42,773

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Multi-Strategy Credit Fund	.05

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
8. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee with respect to the portion of the Fund's assets invested in Fidelity Private Credit Fund until October 31, 2027. During the period, this waiver reduced the Fund's management fee by $291,382.

The investment adviser and the Fund have entered into an Expense Limitation Agreement, whereby the investment adviser has contractually agreed to reimburse expenses of each class to the extent annual other operating expenses exceed certain levels of class-level average net assets as presented in the table below. Other operating expenses for each class include organization and offering expenses, professional fees (including accounting, legal, and auditing fees), custodian and transfer agent fees, third-party valuation agent fees, insurance costs, trustee fees, administration fees, and other related costs or expenses. Other operating expenses for each class exclude the following: (1) management fee and any incentive fees, if applicable; (2) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, prime broker fees and expenses, fees and expenses associated with the Fund's securities lending program, and dividend expenses related to short sales); (3) interest, financing and structuring costs and expenses for borrowings and line(s) of credit; (4) taxes; (5) the Fund's proportional share of expenses related to co investments; (6) acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary); (7) distribution and service plan fees, if any; (8) expenses of printing and mailing proxy materials to shareholders of the Fund; (9) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; and (10) such non-recurring and/or extraordinary as may arise, including actions, suits or proceedings to which the Fund is or is threatened to be a party and the legal obligation that the Fund may have to indemnify the Fund's Trustees and officers with respect thereto. This Expense Limitation Agreement will remain in place through October 31, 2027.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement ($)
Class A	.70%	82
Class C	.70%	26
Class I	.70%	11,473
Class L	.70%	24
		11,605

For the period July 1, 2025 through November 30, 2025, in consideration of the investment adviser's agreement to waive its management fee and/or reimburse ordinary operating expenses, the Fund had agreed to repay the investment adviser in the amount of any waived management fees and reimbursed operating expenses for each class subject to the limitation that a reimbursement would be made only if and to the extent that: (i) it was payable not more than three years from the date on which the applicable waiver or expense payment was made by the investment adviser; and (ii) the investment adviser recoupment did not cause total annual operating expenses (on an annualized basis and net of any reimbursements received during such fiscal year) during the applicable quarter to exceed the expense limitation for each class; provided that the investment adviser may have waived its right to receive all or a portion of any recoupment in any particular calendar month. The Fund's obligation to make investment adviser recoupment would have automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent the investment adviser had waived its right to receive such payment for the applicable month. The investment adviser recoupment for each class would not have caused operating expenses for that class to exceed the expense limitation either (i) at the time of the waiver or (ii) at the time of recoupment. During the period, there was no investment adviser recoupment. This recoupment arrangement was discontinued effective November 30, 2025.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $932.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended June 30, 2026	Year ended June 30, 2025
Fidelity Multi-Strategy Credit Fund
Distributions to shareholders
Class A	$32,256	$8,301
Class C	6,627	7,361
Class I	3,550,226	3,194,862
Class L	7,316	7,985
Total	$3,596,425	$3,218,509
10. Share Transactions.
Share transactions for each class were as follows and may contain automatic conversions between classes:
	Shares	Shares	Dollars	Dollars
	Year ended June 30, 2026	Year ended June 30, 2025	Year ended June 30, 2026	Year ended June 30, 2025
Fidelity Multi-Strategy Credit Fund
Class A
Shares sold	53,901	807	$555,285	$8,302
Shares redeemed in repurchase offers	(14,563)	-	(151,893)	-
Net increase (decrease)	39,338	807	$403,392	$8,302
Class C
Shares sold	642	715	$6,627	$7,363
Net increase (decrease)	642	715	$6,627	$7,363
Class I
Shares sold	1,222,735	1,095,599	$12,653,032	$11,292,067
Shares redeemed in repurchase offers	(280,157)	(23,291)	(2,894,080)	(240,614)
Net increase (decrease)	942,578	1,072,308	$9,758,952	$11,051,453
Class L
Shares sold	709	776	$7,316	$7,986
Net increase (decrease)	709	776	$7,316	$7,986

As an interval fund, subject to applicable law, the Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund's outstanding shares at net asset value. Quarterly repurchases will occur in the months of March, June, September and December. Repurchase offer results for each class during the period were as follows:

	Commencement date of repurchase offer period	Repurchase pricing date	Number of shares tendered	Tendered shares as a % of outstanding shares	Number of tendered shares repurchased	Tendered shares repurchased as a % of outstanding shares	Repurchase price ($)	Total amount of repurchases ($)
Fidelity Multi-Strategy Credit Fund
Class A Class A Class A Class A Class C Class C Class C Class C Class I Class I Class I Class I Class L Class L Class L Class L	8/28/25 11/26/25 2/26/26 5/28/26 8/28/25 11/26/25 2/26/26 5/28/26 8/28/25 11/26/25 2/26/26 5/28/26 8/28/25 11/26/25 2/26/26 5/28/26	9/26/25 12/26/25 3/26/26 6/26/26 9/26/25 12/26/25 3/26/26 6/26/26 9/26/25 12/26/25 3/26/26 6/26/26 9/26/25 12/26/25 3/26/26 6/26/26	14,563 None None None None None None None 86,652 10,334 145,459 37,712 None None None None	.28% N/A N/A N/A N/A N/A N/A N/A 1.68% .19% 2.56% .66% N/A N/A N/A N/A	14,563 N/A N/A N/A N/A N/A N/A N/A 86,652 10,334 145,459 37,712 N/A N/A N/A N/A	.28% N/A N/A N/A N/A N/A N/A N/A 1.68% .19% 2.56% .66% N/A N/A N/A N/A	10.43 N/A N/A N/A N/A N/A N/A N/A 10.43 10.30 10.26 10.38 N/A N/A N/A N/A	151,893 N/A N/A N/A N/A N/A N/A N/A 903,781 106,435 1,492,418 391,446 N/A N/A N/A N/A
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Multi-Strategy Credit Fund	54
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and shareholders of Fidelity Multi-Strategy Credit Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Multi-Strategy Credit Fund (the "Fund"), including the schedule of investments, as of June 30, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the three years in the period then ended and for the period from May 19, 2023 (commencement of operations) through June 30, 2023, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 19, 2023 (commencement of operations) through June 30, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
August 13, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Fidelity Diversifying Solutions LLC (FDS) has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FDS, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 16 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-817-474-1001.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Board of Trustees has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Board of Trustees also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Board of Trustees. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. David B. Jones is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's alternative investment funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, high income, and equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees primarily operate as a full Board, but have also established one standing committee, the Audit Committee, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged FDS and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FDS, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FDS's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board and Audit Committee, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of the Audit Committee, including its oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
David B. Jones (1962)
Year of Election or Appointment: 2021
Trustee
Chair of the Board of Trustees
Mr. Jones also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Jones served in a variety of positions at Fidelity Investments (1982-2008), retiring as a Senior Vice President. His duties included new product development, serving as a liaison to the board of trustees of various Fidelity® funds, and development of policies and procedures for fund investments in derivatives and complex securities. He also served on the FMR Fair Value Committee, which is responsible for day-to-day valuation activities for various Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FDS.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jennifer M. Birmingham (1971)
Year of Election or Appointment: 2021
Trustee
Ms. Birmingham also serves as Trustee of other Fidelity® funds. Ms. Birmingham serves as Managing Director of Princeton University Investment Company (PRINCO) (2010-present). Previously, Ms. Birmingham served in a variety of positions at Deutsche Bank Asset Management (2002-2010), including Managing Director, Global CFO of DB Advisors and Deutsche Insurance Asset Management, Americas CFO of DWS Americas and various legal entities (2005-2010). Prior to Deutsche Bank, Ms. Birmingham was an employee of Investors Bank and Trust Company (1997-2002) and Deloitte & Touche LLP (1993-1997).
Matthew J. Conti (1966)
Year of Election or Appointment: 2021
Trustee
Mr. Conti also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Conti served in a variety of positions at Fidelity Investments, including as a portfolio manager to certain Fidelity® funds (2000-2018) and research analyst (1995-2003). Mr. Conti serves as a member of the Board of Directors of the Rose Kennedy Greenway Conservancy (2021-present).
Thomas F. Flannery (1959)
Year of Election or Appointment: 2025
Trustee
Mr. Flannery also serves as a Trustee of other Fidelity® funds. Prior to his retirement, Mr. Flannery was a Partner at Ernst & Young LLP (1995-2021) and served as Co-Leader, Americas Wealth and Asset Management (2014-2019), and Partner in the Financial Services Office (2006-2021). Previously, Mr. Flannery was a member of the Board of Trustees of Macquarie Asset Management ETF Trust (2023-2025), where he served as the Chair of the Audit Committee and a member of the Nominating and Corporate Governance Committee, and was a member of the Board of Directors of Computershare Trust Company, N.A. (2022-2025). Mr. Flannery previously served as a member of the Advisory Board of certain Fidelity® funds (2025).
Tara C. Kenney (1960)
Year of Election or Appointment: 2021
Trustee
Ms. Kenney also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kenney served as Senior Vice President of Boston Common Asset Management (2017-2020). Previously, Ms. Kenney served as Managing Director in a variety of roles for Deutsche Asset Management (2003-2016) as well as Scudder Investments where she was a Portfolio Manager (1995-2003). Currently, Ms. Kenney serves as a Board member for a number of non-profit organizations and academic institutions, including Catholic Charities USA (2017-present) and the Kellogg Institute for International Studies at the University of Notre Dame (2002-present). Ms. Kenney is also an adjunct professor of finance at the University of Notre Dame.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Joseph Benedetti (1965)
Year of Election or Appointment: 2021
Assistant Secretary
Mr. Benedetti also serves as Assistant Secretary of other funds. Mr. Benedetti is a Senior Vice President, Deputy General Counsel (2020-present) and is an employee of Fidelity Investments (2020-present). Mr. Benedetti serves as Assistant Secretary of Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present), and Secretary and Assistant Secretary of certain other Fidelity entities. Previously, Mr. Benedetti was Secretary of Fidelity Diversifying Solutions LLC (2021-2022).
Heather Bonner (1977)
Year of Election or Appointment: 2023
President and Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, Assistant Treasurer, or Director of certain Fidelity entities. Previously, Ms. Bonner served as Treasurer of certain Fidelity entities (2023-2026). Prior to joining Fidelity, Ms. Bonner was Managing Director at AQR Capital Management (2013-2022) and Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2021
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Treasurer or Assistant Treasurer of certain Fidelity entities. Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
Stephanie Caron (1969)
Year of Election or Appointment: 2024
Chief Financial Officer
Ms. Caron also serves as Chief Financial Officer of other funds. Ms. Caron is Head of Fidelity Fund and Investment Operations (2024-present) and is an employee of Fidelity Investments. Ms. Caron serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously, Ms. Caron was Head of Investment Services for Strategic Advisers LLC (investment adviser firm, 2019-2024).
Nati Davidi (1971)
Year of Election or Appointment: 2021
Assistant Secretary
Ms. Davidi also serves as Assistant Secretary of other funds. Ms. Davidi is a Vice President, Associate General Counsel (2013-present) and is an employee of Fidelity Investments. Previously, Ms. Davidi served as Assistant Secretary of the North Carolina Capital Management Trust (2016-2022).
Jonathan Davis (1968)
Year of Election or Appointment: 2021
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2021
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Senior Vice President, Vice President, Assistant Treasurer, or Director of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Government Portfolio (2021-2026).
Nicole Macarchuk (1968)
Year of Election or Appointment: 2024
Secretary and Chief Legal Officer (CLO)
Ms. Macarchuk also serves as an officer of other funds and as CLO, Secretary, or Senior Vice President of certain Fidelity entities. Ms. Macarchuk is a Senior Vice President, Deputy General Counsel, Head of Asset Management Legal (2024-present) and is an employee of Fidelity Investments (2024-present). Prior to joining Fidelity, Ms. Macarchuk was a Partner at Dechert LLP (law firm, 2022-2024), where she focused her corporate practice on financial services and asset management industry. Prior to joining Dechert LLP, Ms. Macarchuk was Managing Director, Chief Operating Officer and General Counsel for Angel Island Capital, LLC (2019-2022).
Chris Maher (1972)
Year of Election or Appointment: 2021
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Senior Vice President (2023-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities.
Ksenia Portnoy (1980)
Year of Election or Appointment: 2021
Chief Compliance Officer
Ms. Portnoy also serves as Chief Compliance Officer of other funds. Ms. Portnoy is a Senior Vice President of Asset Management Compliance (2021-present) and is an employee of Fidelity Investments (2021-present). Prior to joining Fidelity, Ms. Portnoy worked in the asset management divisions of Morgan Stanley Investment Management (investment adviser firm, 2020-2021).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2021
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Joyce Todisco (1983)
Year of Election or Appointment: 2024
Deputy Treasurer
Ms. Todisco also serves as an officer of other funds. Ms. Todisco is a Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Todisco serves as Assistant Treasurer of certain other Fidelity entities. Prior to joining Fidelity, Ms. Todisco was a Director in the asset and wealth management practice of PricewaterhouseCoopers LLP (2017-2022).
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2026 to June 30, 2026).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A(including interest expense)	Annualized Expense Ratio- A (excluding interest expense)	Beginning Account Value January 1, 2026	Ending Account Value June 30, 2026	Expenses Paid During Period- C January 1, 2026 to June 30, 2026
Fidelity® Multi-Strategy Credit Fund
Class A	1.68%	1.68%
Actual (including interest expense)			$ 1,000	$ 1,035.00	$ 8.48
Actual (excluding interest expense)			$ 1,000	$ 1,035.00	$ 8.48
Hypothetical-B (including interest expense)			$ 1,000	$ 1,016.46	$ 8.40
Hypothetical-B (excluding interest expense)			$ 1,000	$ 1,016.46	$ 8.40
Class C	2.44%	2.44%
Actual (including interest expense)			$ 1,000	$ 1,031.20	$ 12.29
Actual (excluding interest expense)			$ 1,000	$ 1,031.20	$ 12.29
Hypothetical-B (including interest expense)			$ 1,000	$ 1,012.69	$ 12.18
Hypothetical-B (excluding interest expense)			$ 1,000	$ 1,012.69	$ 12.18
Class I	1.43%	1.43%
Actual (including interest expense)			$ 1,000	$ 1,036.30	$ 7.22
Actual (excluding interest expense)			$ 1,000	$ 1,036.30	$ 7.22
Hypothetical-B (including interest expense)			$ 1,000	$ 1,017.70	$ 7.15
Hypothetical-B (excluding interest expense)			$ 1,000	$ 1,017.70	$ 7.15
Class L	1.93%	1.93%
Actual (including interest expense)			$ 1,000	$ 1,033.70	$ 9.73
Actual (excluding interest expense)			$ 1,000	$ 1,033.70	$ 9.73
Hypothetical-B (including interest expense)			$ 1,000	$ 1,015.22	$ 9.64
Hypothetical-B (excluding interest expense)			$ 1,000	$ 1,015.22	$ 9.64

A   Annualized expense ratio reflects expenses net of applicable fee waivers.
B   5% return per year before expenses
C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distribution Reinvestment Plan
The Fund has adopted an amended and restated distribution reinvestment plan, pursuant to which the Fund will reinvest all cash dividends declared by the Board on behalf of Shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board authorizes, and the Fund declares, a cash dividend or other distribution, then Shareholders who have not opted out of the Dividend Reinvestment Plan (DRP) will have their cash distributions automatically reinvested in additional Shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional Shares will be credited to each participating Shareholder's account to three decimal places.

No action is required on the part of a registered Shareholder to have his, her or its cash dividend or other distribution reinvested in Shares. Shareholders can elect to "opt out" of the DRP.

If any Shareholder initially elects not to participate, they may later become a participant by contacting Fidelity Investments Institutional Operations Company LLC, including any delegate (the "Plan Administrator"), at alternatives@fmr.com. Participation in the DRP will begin with the next distribution payable after acceptance of a participant's subscription. Shares will be purchased under the DRP as of the first calendar day of the month following the record date of the distribution.

If a Shareholder seeks to terminate its participation in the DRP, notice of termination must be received by the Plan Administrator five business days in advance of the first calendar day of the next month in order for a Shareholder's termination to be effective for such month. Any transfer of Shares by a participant to a non-participant will terminate participation in the DRP with respect to the transferred Shares. If a participating Shareholder elects to tender its Shares in full pursuant to a repurchase offer and such full tender is accepted by the Fund, any Shares issued to it under the Plan subsequent to the expiration of the repurchase offer will be considered part of its prior tender, and the Shareholder's participation in the Plan will be terminated as of the expiration date of the applicable repurchase offer. Any distributions to be paid to such Shareholder on or after such date will be paid in cash on the scheduled distribution payment date.

If a Shareholder elects to opt out of the DRP, the Shareholder will receive any distributions the Fund declares in cash. There will be no sales load charged for Shareholders to participate in the DRP. If Shares are held by a broker or other financial intermediary, a Shareholder may change his, her or its election by notifying the broker or other financial intermediary of the election.

The purchase price for Shares purchased under the DRP will be equal to the most recent available NAV per Share for such Shares at the time the distribution is payable. Shares issued pursuant to the DRP will have the same voting rights as the Shares offered pursuant to this prospectus. Shareholders will not pay transaction related charges when purchasing Shares under the DRP, but all outstanding Class A, Class C, and Class L Shares, including those purchased under the DRP, will be subject to ongoing distribution and/or shareholder servicing fees. Shares acquired through the Fund's DRP, reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.

All correspondence concerning the DRP should be directed to the Plan Administrator at alternatives@fmr.com. Certain transactions can be performed by calling the number 817-474-1001.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2026, $138,872, or, if subsequently determined to be different, the net capital gain of such year.

A total of 1.12% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $958,892 of distributions paid in the calendar year 2025 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 99.92% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $1,458,163 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.

1.9910148.103
MSC-ANN-0826
SAMPLE FILING

Item 2.

Code of Ethics

As of the end of the period, June 30, 2026, Fidelity Multi-Strategy Credit Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Jennifer M. Birmingham is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Birmingham is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Multi-Strategy Credit Fund (the “Fund”):

Services Billed by Deloitte Entities

June 30, 2026 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Multi-Strategy Credit Fund	$158,700	$-	$13,000	$8,500

June 30, 2025 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Multi-Strategy Credit Fund	$160,900	$-	$13,000	$8,800

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Diversifying Solutions LLC ("FDS") and entities controlling, controlled by, or under common control with FDS (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	June 30, 2026A	June 30, 2025A
Audit-Related Fees	$154,800	$125,000
Tax Fees	$-	$-
All Other Fees	$-	$2,970,400

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FDS (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	June 30, 2026A	June 30, 2025A
Deloitte Entities	$2,608,700	$3,454,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FDS’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

SAMPLE FILING

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Fund has delegated to the Adviser the authority to vote the Fund’s proxies in accordance with the Adviser’s established formal written proxy voting guidelines (“Guidelines”).  The Guidelines are designed to ensure that proxies cast on behalf of the Fund are voted in a manner consistent with the best interests of Members. The Adviser has also adopted the Guidelines as part of its proxy voting policies and procedures in accordance with Rule 206(4)-6 under the Advisers Act pursuant to which the Adviser has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interests of clients and not subrogate client interests to its own interests.  The Guidelines are reviewed at least annually by the Adviser, and, accordingly, are subject to change.

In evaluating proxies, the Adviser considers factors that are financially material to individual companies and investing funds’ investment objectives and strategies in support of maximizing long-term Member value. This includes considering the company’s approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business. The Adviser will vote on proposals not specifically addressed by the Guidelines based on an evaluation of a proposal’s likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term Member value.

In certain non-U.S. jurisdictions and in limited circumstances, the Adviser may determine not to vote proxies where certain restrictions apply. In accordance with the Guidelines, voting of proxies is conducted in a manner consistent with the Adviser’s fiduciary obligations to the Fund, and all applicable laws and regulations. In other words, the Adviser votes in a manner consistent with the Guidelines and in the best interests of the Fund’s Members, and without regard to any other Fidelity companies’ business relationships. The Adviser takes its responsibility to vote proxies in the best interests of the Fund’s Members seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

To view the Fund’s Guidelines, visit Full-Proxy-Voting-Guidelines-for-Fidelity-Funds-Advised-by-FMRCo-or-FDS.pdf; and to view the Fund’s proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC’s web site at www.sec.gov. To request a free copy of the Fund’s proxy voting record, please call Fidelity at the telephone number listed in the Shareholder Report.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Item 13(a)(1) Portfolio Managers

As of the date of this filing, Brian Chang, Parikshit Gandhi, Adam Kramer, David Gaito, Therese Icuss, and Jeffrey Scott, each an employee of Fidelity Investments, serve as the Fund’s portfolio managers (“Portfolio Managers”).

Brian Chang is Co-Lead Portfolio Manager of Fidelity® Multi-Strategy Credit Fund, which he has managed since 2023. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Chang has worked as a research analyst and portfolio manager.

Parikshit Gandhi is Co-Lead Portfolio Manager of Fidelity® Multi-Strategy Credit Fund, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2009, Mr. Gandhi has worked as a research analyst and portfolio manager.

Adam Kramer is Co-Lead Portfolio Manager of Fidelity® Multi-Strategy Credit Fund, which he has managed since 2023. He also manages other funds. Since joining Fidelity Investments in 1999, Mr. Kramer has worked as a research analyst, portfolio assistant, and portfolio manager.

David Gaito is Co-Portfolio Manager of Fidelity® Multi-Strategy Credit Fund, which he has managed since 2023. He also manages other funds. Since joining Fidelity Investments in 2021, Mr. Gaito has worked as head of direct lending and a portfolio manager.

Therese Icuss is Co-Portfolio Manager of Fidelity® Multi-Strategy Credit Fund, which she has managed since 2023. She also manages other funds. Since joining Fidelity Investments in 2021, Ms. Icuss has worked as a managing director and portfolio manager.

Jeffrey Scott is Co-Portfolio Manager of Fidelity® Multi-Strategy Credit Fund, which he has managed since 2023. He also manages other funds. Since joining Fidelity Investments in 2021, Mr. Scott has worked as a managing director and portfolio manager.

Item 13(a)(2) Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of June 30, 2026: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Adam Kramer
Registered Investment Companies	7	$30,311	1	$2,647
Other Pooled Investment Vehicles	7	$8,546	None	$0
Other Accounts	1	$815	None	$0
Brian Chang
Registered Investment Companies	7	$32,186	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	1	$815	None	$0
David Gaito
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	7	$3,327	3	$2,172
Other Accounts	None	$0	None	$0
Therese Icuss
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	7	$3,327	3	$2,172
Other Accounts	None	$0	None	$0
Jeffrey Scott
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	7	$3,327	3	$2,172
Other Accounts	None	$0	None	$0
Parikshit Gandhi
Registered Investment Companies	5	$12,629	1	$2,647
Other Pooled Investment Vehicles	3	$7,809	None	$0
Other Accounts	None	$0	None	$0

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest, including in case of the funds and accounts having different objectives, benchmarks, time horizons, and fees, as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts is subject to the Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by Fidelity (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which Fidelity (or its fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by Fidelity, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on Fidelity’s client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when Fidelity acquires, on behalf of client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when Fidelity investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. Fidelity has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

Item 13(a)(3) Compensation

Brian Chang, Parikshit (Rick) Gandhi, and Adam Kramer are Co-Lead Portfolio Managers of Fidelity® Multi-Strategy Credit Fund and each receives compensation for those services. David Gaito, Therese Icuss, and Jeffrey Scott are Co-Portfolio Managers of the Fidelity® Multi-Strategy Credit Fund and receive compensation for those services on the assets allocated to them by the Co-Lead Portfolio Managers. As of June 30, 2026, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager’s compensation may be deferred based on criteria established by the Adviser or an affiliate or at the election of the portfolio manager.

Mr. Chang’s, Mr. Gandhi’s, and Mr. Kramer’s base salaries are determined by level of responsibility and tenure at the Adviser or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index (which may be a customized benchmark index developed by the Adviser) or within a defined peer group assigned to each fund or account, and (ii) the investment performance of other high yield funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management. The portion of each portfolio manager's bonus that is linked to the investment performance of Fidelity® Multi-Strategy Credit Fund is based on the fund's pre-tax investment performance measured against the Multi-Strategy Credit Composite Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, the Adviser’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Mr. Gaito’s, Ms. Icuss’s, and Mr. Scott’s base salaries are determined by level of responsibility and tenure at the Adviser or its affiliates. Each portfolio manager’s bonus is based on several components. The components of each portfolio manager’s bonus are based on (i) the investment performance of the Fidelity® Multi-Strategy Credit Fund based on the evaluation by management using both quantitative and qualitative inputs, and (ii) the general management of each portfolio manager’s role as Managing Director of Lending (except for Mr. Gaito, who serves as Head of Direct Lending). Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, the Adviser’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Item 13(a)(4) Portfolio Manager’ Ownership of Shares

Securities Ownership of Portfolio Managers

The following table shows the dollar range of equity securities in the Fund beneficially owned by each of the portfolio managers as of June 30, 2026.

Name	Aggregate Dollar Range of Equity Securities in the Fund(1)
Adam Kramer	$100,001-$500,000
Brian Chang	$100,001-$500,000
Parikshit Gandhi	$100,001-$500,000
David Gaito	None
Therese Icuss	None
Jeffrey Scott	None

____________________________________________________________________

(1)

Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

Item 13(b) Portfolio Manager Changes Since Most Recent Annual Report

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Multi-Strategy Credit Fund

By:	/s/Heather Bonner
Heather Bonner
President and Treasurer (Principal Executive Officer)

Date:	August 21, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Heather Bonner
Heather Bonner
President and Treasurer (Principal Executive Officer)

Date:	August 21, 2026

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	August 21, 2026